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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 1997 incorporated by reference in SunTrust Banks, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 10, 1998